Exhibit 10.5

AMENDMENT TO ENGAGEMENT AGREEMENT

BETWEEN
LAMMY CORPOARTION
AND
TRUEPENNY’S PROPERTY CONSULTANTS LTD

I.  DATE. This Amendment to the Engagement Agreement (“Amendment”) has been agreed to on August 29, 2022, by LAMY and TRUEPENNY’S PROPERTY CONSULTANTS LTD (“Members”).

II.  ORIGINAL AGREEMENT. This Amendment hereby resolves, confirms, and amends the Engagement Agreement dated June 2, 2022, for the aforementioned entities.

III. AMENDMENTS. The Members hereby amend the Engagement Agreement as follows:

The Members accept and concur that the FIRST DELIVERABLE DUE DATE is reviewed and amended to 01/02/2025.

Together with this, the Members agree and consent that the PROJECT BEGIN DATE is 01/02/2024.

IV. OTHER SECTIONS. All other terms and conditions of the Engagement Agreement shall remain the unchanged, in full force and effect.

The undersigned have duly executed this Amendment and, upon signature by the Members, this Amendment shall be made part of the original Agreement.

Member Signature: /s/ D. Witmer	Date: August 29, 2022

Print Name: Dwight Witmer

Member Signature: /s/ Ryann Vella	Date: August 29, 2022

Print Name: Ryann Vella